UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  October 31, 2008

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 31, 2008, Fluor Corporation (the “Company”) adopted a form of indemnification agreement to be entered into with each of its directors and executive officers, in order to provide consistent indemnification agreements for all directors and executive officers.  The agreement confirms the obligations of the Company to indemnify the indemnified parties to the fullest extent authorized by the Delaware General Corporation Law.  The agreement also provides that the Company will advance, if requested by an indemnified person, any and all expenses incurred in connection with a proceeding, subject to reimbursement by the indemnified person should a final judicial determination be made that indemnification is not available under applicable law.  The Company further agrees that its obligations under the agreement continue after the indemnified party is no longer serving the Company with respect to claims based on the indemnified party’s service at the Company.

Item 2.02.  Results of Operations and Financial Condition.

On November 6, 2008, Fluor Corporation announced its financial results for the quarter ended September 30, 2008.  A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including the Earnings Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.  Furthermore, the information in this Item 2.02 of this Current Report on Form 8-K, including the Earnings Release, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Fluor Corporation includes backlog and new awards data in the Earnings Release.  Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress.  Although backlog reflects business that is considered to be firm, cancellations or scope adjustments may occur.  Backlog is adjusted to reflect any known project cancellations, deferrals and revised project scope and costs, both upward and downward.  New awards is a measure of the total dollar value of work to be performed on contracts awarded in the period.  Backlog and new awards measures are regularly reported in the construction industry.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on November 6, 2008 announcing its financial results for the quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2008		FLUOR CORPORATION

	By:	/s/ D. Michael Steuert
D. Michael Steuert
Senior Vice President and Chief
Financial Officer

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on November 6, 2008 announcing its financial results for the quarter ended September 30, 2008.